UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

Item 1.	Report to Stockholders.

Semi-Annual Report

May 31, 2008

Investment Adviser

Thunderstorm Mutual Funds, LLC

101 Federal Street, Suite 1900

Boston, MA 02110

Phone: 1-888-6-DORFMAN

www.dorfmanvalue.com

Dear Fellow Shareholder,

Dorfman Value Fund gained significant ground during the second quarter, and as of June 30, 2008, was in positive territory for the year. The fund returned 6.82% for the quarter ended June 30, 2008, compared to a loss of 2.73% for the Standard & Poor’s 500 Index for the same period. For the six months since it’s inception on December 31, 2007 through June 30, 2008, Dorfman Value Fund showed a total return of 0.30%, while the S&P 500 was down 11.91%. Figures are total returns including dividends. The funds gross expense ratio is 2.03%.

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal will fluctuate. When sold, fund shares may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-888-6-DORFMAN or visiting www.dorfmanvalue.com.

View of the Markets

For most of this year, market action in the U.S. stock market, and in markets around the world, has been jagged and unpleasant. Energy prices are high, home prices have fallen, and mortgage defaults have risen. Although government statistics do not yet show it, I believe that the U.S. economy has been in recession since this year began. It’s not unusual for the official declaration of a recession to happen after the recession has ended.

I anticipate that market action could continue to be painful into the autumn. At that point, I believe that stocks may begin to perk up, for two reasons. First, investors may begin to anticipate the end of the recession even though all the economic news will probably still look bleak. The market often has had a mysterious ability to anticipate things before they happen.

Second, U.S. stocks have historically advanced in the final weeks of Presidential election years, regardless of which party wins. Election years on average have historically provided typical stock-market gains, but with nearly all the gains crammed into the last few weeks of the year. Perhaps this was because once the uncertainty of the election got resolved people enjoyed the hopes of a new political beginning.

Status of the Fund

As of June 30 we had 78 shareholder accounts and net assets of $13.8 million.

Portfolio Strategy

We continue to be defensive in our stock selection. As of June 30, 2008, Dorfman Value Fund had 15.3% in cash and commercial paper, far above our anticipated normal level of 4%. In the second quarter we added to our health care positions, buying additional shares of AstraZeneca and Pfizer. Historically, health care stocks have often held up better than many other stocks during recessions. Given the consumer’s debt-laden status, we are light on consumer stocks.

Financial stocks continued to be bruised in the second quarter, and we think there are excellent opportunities among them for long-term investors. The country has seen credit crunches before, and so far they have always proved temporary. I believe mortgage defaults may start to ease up in 2009 because in mid-2008 we are passing the peak in re-sets of rates on adjustable mortgages.

Energy stocks and metals stocks played a big part in our good performance for the second quarter. However, nothing goes up forever. Some people think that they are in a bubble; I don’t. However, the stocks do not seem as cheap as they were two to three years ago. In the second quarter we took some profits in energy and metals.

I know how agonizing it can be to watch your stocks decline during tumultuous markets like those of the past nine months. We believe courage and staying the course may be a key to long term performance and selling just when the market is near a low has historically been one of the chief causes of disappointing investment performance.

Please feel free to call our toll-free number, 888-6-DORFMAN, whenever you have questions about the portfolio or client-service requests.

Cordially,

John Dorfman

Portfolio Manager

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not intended to be a forecast or future events, a guarantee of future results, nor investment advice.

This report must be preceded or accompanied by a prospectus.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. The Fund will invest in small- and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund will invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. In addition to the risks of foreign securities in general, countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of the funds holdings, please refer to the Schedule of Investments found on pages 9 and 10 in this report.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Dorfman Value Fund is distributed by Quasar Distributors, LLC. 7/08

DORFMAN VALUE FUND

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 12/31/07–5/31/08.

Actual	Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DORFMAN VALUE FUND

Expense Example (continued)

(Unaudited)

	Dorfman Value Fund
	Beginning Account Value December 31, 2007	Ending Account Value May 31, 2008	Expenses Paid During Period December 31, 2007– May 31, 2008*
Actual	$1,000.00	$1,012.50	$8.46
Hypothetical (5% return before expenses)	1,000.00	1,048.00	8.32
*	Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 151/366 to reflect the one-half year period.

DORFMAN VALUE FUND

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation.

	Dorfman Value Fund	S&P 500 Index
Three Months	7.93%	5.77%

Since Inception (12/31/07)	4.80%	(3.80)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-6-DORFMAN or by visiting our web site, www.dorfmanvalue.com.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

DORFMAN VALUE FUND

Investment Highlights (Continued)

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

*	Inception Date

DORFMAN VALUE FUND	Schedule of Investments

May 31, 2008 (Unaudited)

	Shares	Value
Common Stocks 89.30%
Auto Components 4.31%
Autoliv, Inc.	9,483	$518,435
NGK Spark Plug Co., Ltd.	8,000	99,564

Total Auto Components		617,999

Capital Markets 2.46%
Goldman Sachs Group, Inc.	2,000	352,820

Commercial Banks 11.55%
Banco Latinoamericano de Exportaciones S.A.	23,968	434,540
Bank of America Corp.	700	23,807
Credicorp Ltd.	3,928	327,831
Cullen Frost Bankers, Inc.	8,706	486,665
MB Financial Inc.	13,524	385,028

Total Commercial Banks		1,657,871

Commercial Services & Supplies 0.07%
Ennis, Inc.	560	10,578

Computers & Peripherals 3.95%
Lexmark International Inc.(a)	9,040	333,214
Palm Inc.	38,509	233,365

Total Computers & Peripherals		566,579

Electric Utilities 3.29%
Westar Energy, Inc.	19,643	471,432

Electronic Equipment & Instruments 3.78%
AU Optronics Corp.—ADR	28,466	541,993

Food Products 3.19%
Seaboard Corp.	255	457,725

Health Care Equipment & Supplies 2.22%
Kinetic Concepts, Inc.(a)	7,342	318,863

Insurance 8.91%
Arch Capital Group Ltd.(a)	5,770	405,977
Berkshire Hathaway Inc.—Class A(a)	3	403,950
Berkshire Hathaway Inc.—Class B(a)	26	116,948
Mercury General Corp.	6,906	351,239

Total Insurance		1,278,114

IT Services 0.18%
Electronic Data Systems Corp.	1,038	25,421

Machinery 4.25%
Cummins, Inc.	616	43,379
FreightCar America Inc.	9,270	404,172
Mueller Industries Inc.	300	10,737
Twin Disc, Inc.	8,000	152,000

Total Machinery		610,288

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND	Schedule of Investments, continued

May 31, 2008 (Unaudited)

	Shares	Value
Metals & Mining 9.22%
Commercial Metals Co.	18,590	680,394
Schnitzer Steel Industries Inc.	6,250	625,875
United States Steel Corp.	100	17,271

Total Metals & Mining		1,323,540

Multi-Utilities & Unregulated Power 0.08%
Suez SA—ADR	150	11,166

Oil, Gas & Consumable Fuels 17.12%
Apache Corp.	5,210	698,453
Devon Energy Corp.	6,240	723,465
Occidental Petroleum Corp.	160	14,709
Overseas Shipholding Group Inc.	300	23,718
St. Mary Land & Exploration Co.	7,535	383,984
Tsakos Energy Navigation Ltd.	16,984	611,424

Total Oil, Gas & Consumable Fuels		2,455,753

Pharmaceuticals 9.46%
AstraZeneca PLC—ADR	12,200	533,018
King Pharmaceuticals, Inc.(a)	33,170	340,324
Pfizer, Inc.	25,000	484,000

Total Pharmaceuticals		1,357,342

Semiconductor & Semiconductor Equipment 2.57%
Novellus Systems Inc.(a)	15,455	369,220

Textiles, Apparel & Luxury Goods 2.69%
Columbia Sportswear Co.	8,805	385,835

Total Common Stocks (Cost $12,031,225)		12,812,539

	Principal Amount
Short Term Investments 10.75%
Aim Liquid Assets 2.617%(b)	$1,000,000	1,000,000
Aim Stic Prime Portfolio Money Market Fund 5.020%(b)	4,072	4,072
Deutsche Bank Financial Commercial Paper 0.000% Coupon, 2.051% Effective Yield, 06/02/2008	539,000	538,970

Total Short Term Investments (Cost $1,543,042)		1,543,042

Total Investments 100.05% (Cost $13,574,267)		14,355,581

Liabilities in Excess of Other Assets (0.05)%		(7,508)

Total Net Assets 100.00%		$14,348,073

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND	Schedule of Investments, continued

May 31, 2008 (Unaudited)

Percentages are stated as a percent of net assets.

ADR American Depository Receipt

(a)	Non Income Producing
(b)	Variable Rate Security; the rate shown represents the rate at May 31, 2008.

FAS 157—Summary of Fair Value Exposure at May 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1— Quoted Prices in active markets for identical assets	Level 2— Significant other observable inputs	Level 3— Significant unobservable inputs
Assets:
Securities	$14,355,581	$13,816,611	$538,970	$0

Total	$14,355,581	$13,816,611	$538,970	$0

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND

Statement of Assets and Liabilities

May 31, 2008 (Unaudited)
Assets
Investments, at value (cost $13,574,267)	$14,355,581
Cash	1,983
Dividends and interest receivable	14,014
Receivable for Fund Shares Sold	10,093
Other assets	13,332

Total Assets	14,395,003

Liabilities
Payable to Affiliates	11,670
Payable to Adviser	8,230
Accrued expenses and other liabilities	27,030
Total Liabilities	46,930

Net Assets	$14,348,073

Net Assets Consist Of:
Paid-in capital	$13,717,144
Undistributed net investment income	4,179
Accumulated net realized loss from:
Investments	(154,564)
Net unrealized appreciation on:
Investments and foreign currency translation	781,314

Net Assets	$14,348,073

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,368,772

Net asset value and offering price per share	$10.48

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND

Statement of Operations

For the Period Ended May 31, 2008 (Unaudited)
Investment Income
Interest income	$12,997
Dividend income(1)	88,581

Total Investment Income	101,578

Expenses
Advisory fees	48,944
Administration fees	13,346
Transfer agent fees and expenses	12,381
Fund accounting fees	10,478
Audit and tax fees	9,364
Federal and state registration fees	8,984
Legal fees	3,747
Chief Compliance Officer fees and expenses	3,397
Reports to shareholders	2,461
Custody fees	2,145
Trustees’ fees and related expenses	407
Other expenses	999

Total Expenses	116,653
Less waivers and reimbursement by Adviser	(19,254)

Net Expenses	97,399

Net Investment Income	4,179

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from:
Investments	(154,564)
Change in net unrealized appreciation on:
Investments and foreign currency translation	781,314

Net Realized and Unrealized Loss on Investments	626,750

Net Increase in Net Assets From Operations	$630,929

(1)	Net of $81 in withholding tax.

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND

Statements of Changes in Net Assets

Period Ended May 31, 2008(1) (Unaudited)
From Operations
Net investment income	$4,179
Net realized gain (loss) from:
Investments	(154,564)
Change in net unrealized appreciation/depreciation on:
Investments and foreign currency translation	781,314

Net increase in net assets from operations	630,929

From Capital Share Transactions
Proceeds from shares sold and transfer in-kind	13,772,169
Payments for shares redeemed	(55,025)

Net increase in net assets from capital share transactions	13,717,144

Total increase in net assets	14,348,073

Net Assets:
Beginning of period	—

End of period	$14,348,073

(1)	The Fund commenced operations on December 31, 2007.

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended May 31, 2008(1) (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.00
Net realized and unrealized gain (loss) on investments	0.48

Total from Investment Operations	0.48

Net Asset Value, End of Period	$10.48

Total Return(3)	4.80%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$14,348
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.38%
After waiver and expense reimbursement(4)	1.99%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(4)	(0.31)%
After waiver and expense reimbursement(4)	0.08%
Portfolio turnover rate(3)	13.33%

(1)	Fund commenced operations on December 31, 2007.
(2)	Less than .005 per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements

DORFMAN VALUE FUND

Notes to Financial Statements

May 31, 2008 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Dorfman Value Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s

DORFMAN VALUE FUND

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund,

DORFMAN VALUE FUND

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund adopted FIN 48 in 2008. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of May 31, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for

DORFMAN VALUE FUND

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on January 2, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund’s financial statements.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.99% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended May 31, 2008, expenses of $19,254 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expense subject to potential recovery expiring in:

2011	$19,254

(4)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian

DORFMAN VALUE FUND

Notes to Financial Statements, continued

May 31, 2008 (Unaudited)

services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(5)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended May 31, 2008
Shares sold	1,373,512
Shares issued to holders in reinvestment of distributions	—
Shares redeemed	(5,740)

Net increase	1,368,772

(6)	Investment Transactions

The aggregate securities transactions, excluding short-term investments, for the Fund for the period ended May 31, 2008, are listed below. The Fund did not have any purchases or sales of long-term U.S. Government securities.

Purchases and transfers in-kind	$13,438,701
Sales	$1,252,912

BASIS FOR TRUSTEES APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 24, 2007 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Dorfman Value Fund (the “Fund”), a series of the Trust, and Thunderstorm Mutual Funds LLC, the Fund’s investment adviser (the “Adviser”). In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement. The materials provided contained information with respect to the factors enumerated below, including the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Agreement, detailed comparative information relating to the advisory fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, Form ADV, financial statements, bibliographic information of key personnel, written compliance program and Code of Ethics) and other pertinent information. Mr. John Dorfman, who will serve as a portfolio manager of the Fund, attended the meeting of the Trustees held on October 24, 2007, and provided information concerning the Fund’s investment strategy of value investing and the Adviser’s operations and staff, including Ms. Katharine W. Davidge, who will serve as an analyst for the Fund. Mr. Dorfman also provided information regarding his background and experience and the history of the Adviser, and that of an affiliate of the Adviser. The Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund. Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

Discussion of Factors Considered

In considering the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Fund.

The Trustees considered the nature, extent and quality of services to be provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Mr. Dorfman and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Trustees reviewed the structure of the Adviser’s compliance procedures and the information provided by the Adviser in response to the TPM Due Diligence Questionnaire as well as other information provided by the Adviser and forwarded to the Trustees. The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser. The Trustees also considered information presented by Mr. Dorfman regarding the hallmarks of his investment approach and his investment process. The Trustees, in consultation with their independent counsel, reviewed the Adviser’s Policies and Procedures and compliance program and were assured that it was fully compliant with Rule 206(4)-7(a) promulgated under the Investment Advisers Act of 1940, as amended. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.	Investment Performance of the Adviser.

In assessing the portfolio management services to be provided by the Adviser, the Trustees noted Mr. Dorfman’s presentation to them on October 24, 2007, during which Mr. Dorfman provided information concerning his founding of the Adviser and his extensive investment management experience, including his history as an independent investment manager since 1999, using the investment process that he intends to employ as the Fund’s portfolio manager. Among other things, Mr. Dorfman provided an overview of the performance of other accounts that he managed through an affiliate of the Adviser. The Trustees also reviewed the qualifications, background and experience of the staff of the Adviser, including Mr. Dorfman and Ms. Davidge, as presented at the October 24, 2007 meeting and set forth in the Adviser’s Form ADV and the Fund’s prospectus and statement of additional information. After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.	Costs of Services and Profits Realized by the Adviser.

The Trustees considered the cost of services and the structure of the Adviser’s fees. The Trustees considered the cost structure of the Fund relative to its peer group based on the Lipper fee analysis provided to the Trustees as well as the proposed expense waivers and reimbursements of the Adviser. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the proposed expense subsidization undertaken by the Adviser.

The Trustees noted that the Fund’s contractual management fee of 1.00% was higher than the industry average of .695% for similar funds, but was reasonable when the proposed expense waivers and reimbursements of the Adviser were applied to the Fund’s overall expenses. The Fund’s total expense ratio of 1.99% fell within the fourth quartile of its peer group of multi-cap value funds. The Trustees noted that the Fund’s total expenses would be capped at 1.99%. The Trustees concluded that the Fund’s expenses and the fees paid to the Adviser were fair and reasonable in light of the comparative expense and advisory fee information and the investment management services to be provided by the Adviser. The Trustees further concluded that the Adviser’s profit from sponsoring the Fund would not be excessive and would enable the Adviser to maintain adequate profit levels to support its provision of advisory services to the Fund.

4.	Extent of Economies of Scale as the Fund Grows.

The Trustees reviewed the structure of the Adviser’s advisory fees and discussed potential economies of scale (and if such economies are realized, how they would be shared with shareholders). The Trustees concluded that the potential economies of scale that the

Fund might realize would be achievable under the structure of the Adviser’s advisory fees and the Fund’s expenses. The Trustees reviewed all proposed expense waivers and reimbursements by the Adviser with respect to the Fund. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.	Benefits Derived from the Relationship with the Fund.

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund. The Trustees examined the allocation of brokerage by the Adviser with respect to the Fund. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

Conclusions

The Trustees considered all of the foregoing factors. In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

DORFMAN VALUE FUND

Additional Information (Unaudited)

Information about Trustees

The Business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-6-DORFMAN.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	18	Independent Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (2000–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

DORFMAN VALUE FUND

Additional Information (Unaudited), continued

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end Investment company with two portfolios).

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Legal Compliance Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration & Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC the Fund’s distributor.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the semi-annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Dorfman Value Fund has adopted proxy voting policies and procedures that delegate to Thunderstorm Mutual Funds, LLC, the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Dorfman Value’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-888-6-DORFMAN. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-888-6-DORFMAN or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

DORFMAN VALUE FUND

Investment Adviser	Thunderstorm Mutual Funds, LLC 101 Federal Street, Suite 1900 Boston, MA 02110

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008